Form N-SAR Certification




I, Joseph Carusone, certify that:


1.	I have reviewed this report on Form
N-SAR of Money Market Fund, High Quality
Bond Fund, Intermediate Government Bond
Fund, Core Bond Fund, Balanced Fund,
Value & Income Fund, Growth & Income Fund,
Equity Growth Fund, Special Equity
Fund, Aggressive Equity Fund, High Yield
Bond Fund, International Equity Fund,
Stephens Intermediate Bond Fund, Stock
Index Fund, Institutional Short Horizon
Strategic Allocation Fund, Institutional
Short Intermediate Horizon Strategic
Allocation Fund, Institutional
Intermediate Horizon Strategic Allocation
Fund,
Institutional Intermediate Long Horizon
Strategic Allocation Fund, Institutional
Long
Horizon Strategic Allocation Fund, Mid-Cap
Value Fund, Mid-Cap Growth Fund,
Small-Cap Value Fund, and Small-Cap Growth
Fund.

2.	Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly represent in all material respects the financial condition, results of operations, changes in net assets, and cash flow (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying
officers and I are responsible for
establishing and
maintaining disclosure controls and
procedures (as defined in rule 30a-2(c)
under the
Investment Company Act of 1940) for the
registrant and have:

a)	designed such disclosure controls to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the
registrant's disclosure controls and
procedures
as of a date within 90 days prior to the filing date of this report (the
"Evaluation
Date"); and

c)	presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.	The registrant's other certifying
officers and I have discussed, based on
our most
recent evaluation, to the registrant's
auditors and the audit committee of the
registrant's board of directors (or
persons performing the equivalent
functions):

a)	all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material,
that involves management or other
employees
who have a significant role in the
registrant's internal controls; and




6.	The registrant's other certifying
officers and I have indicated in this
report
whether or not there were significant
changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 26, 2003



Joseph Carusone
Treasurer




































Form N-SAR Certification


I, Mark Mullin, certify that:


1.	I have reviewed this report on Form
N-SAR of Money Market Fund, High Quality
Bond Fund, Intermediate Government Bond
Fund, Core Bond Fund, Balanced Fund,
Value & Income Fund, Growth & Income Fund,
Equity Growth Fund, Special Equity
Fund, Aggressive Equity Fund, High Yield
Bond Fund, International Equity Fund,
Stephens Intermediate Bond Fund, Stock
Index Fund, Institutional Short Horizon
Strategic Allocation Fund, Institutional
Short Intermediate Horizon Strategic
Allocation Fund, Institutional
Intermediate Horizon Strategic Allocation
Fund,
Institutional Intermediate Long Horizon
Strategic Allocation Fund, Institutional
Long
Horizon Strategic Allocation Fund, Mid-Cap
Value Fund, Mid-Cap Growth Fund,
Small-Cap Value Fund, and Small-Cap Growth
Fund.

2.	Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial
information included in this report, and the financial statements on which the financial information is based, fairly represent in all material respects the financial condition, results of operations, changes in net assets, and cash flow (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying
officers and I are responsible for
establishing and
maintaining disclosure controls and
procedures (as defined in rule 30a-2(c)
under the
Investment Company Act of 1940) for the
registrant and have:

a)	designed such disclosure controls to
ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation
Date"); and

c)	presented in this report our
conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.		The registrant's other
certifying officers and I have discussed, based on our most r
	recent evaluation, to the
registrant's auditors and the audit
committee of the
registrant's board of directors (or
persons performing the equivalent
functions):

a)	all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material,
that involves management or other
employees
who have a significant role in the
registrant's internal controls; and


6.		The registrant's other
certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:  February 26, 2003



Mark Mullin
President & CEO